INVESCO TREASURER'S SERIES TRUST
                  INVESCO Treasurer's Money Market Reserve Fund
                   INVESCO Treasurer's Tax-Exempt Reserve Fund

                   Supplement to Prospectus Dated May 28, 1999

Pursuant to a shareholder vote, INVESCO Treasurer's Series Trust was reorganized into a Maryland corporation, INVESCO Treasurer's Series Funds, Inc. The reorganization was completed May 28, 1999. To the extent applicable, the Funds' Prospectus is revised to reflect this reorganization and the May 28, 1999 date of the Funds' Prospectus.

At the time of the reorganization, the Funds' fiscal year end was changed from December 31 to May 31.

In  addition,  the  following  specific  changes are made to the Fund's  printed
Prospectus:

Effective June 1, 1999, the section of the Funds' Prospectus entitled "Investment Goals And Strategies" is amended to (1) delete the first paragraph and the first sentence of the third paragraph and (2) substitute the following, respectively, in their place:

      INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Funds. Together with our affiliated companies, we at INVESCO control all aspects of the management and sale of the Funds.

      The Funds are not intended for investors seeking capital appreciation.

Effective June 1, 1999, the section of the Funds' Prospectus entitled "Fund Management - The Investment Adviser" is amended to (1) delete the first paragraph and (2) substitute the following in its place:

      INVESCO, located at 7800 E. Union Avenue, Denver, Colorado, is the investment adviser of the Funds. Prior to June 1, 1999, INVESCO Capital Management, located at 1315 Peachtree Street, N.E., Atlanta, Georgia, was the investment adviser of the Funds. INVESCO Distributors, Inc. ("IDI") is the Funds' distributor and is responsible for the sale of the Funds' shares. INVESCO, IDI and ICM are subsidiaries of AMVESCAP PLC.

Effective June 1, 1999, the section of the Funds' Prospectus entitled "Fund Management - The Portfolio Manager" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

      THE PORTFOLIO MANAGERS
      The following individuals are primarily responsible for the day-to-day management of the Funds' portfolio holdings:

      Richard R. Hinderlie is the portfolio manager of Treasurer's Money Market Reserve Fund and a vice president of INVESCO. Before joining INVESCO in 1993, he was with Bank Western. Dick received his M.B.A. from Arizona State University and his B.A. in Economics from Pacific Lutheran University.

      Ingeborg S. Cosby is the portfolio manager of Treasurer's Tax-Free Money Fund and a vice president of INVESCO where she has had progressively more responsible investment professional positions since joining INVESCO in 1987. Before joining INVESCO, Inge was a portfolio manager assistant at First Affiliated Securities, Inc.

The date of this Supplement is May 28, 1999.

                     INVESCO TREASURER'S SERIES FUNDS, INC.

                Supplement to Statement of Additional Information
                               Dated May 28, 1999

The section of the above Company's Statement of Additional Information entitled "Other Policies Relevant To The Funds - Illiquid Securities" is amended to (1) delete the fourth sentence of the first paragraph, and (2) substitute the following sentence in its place:

      A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 10% of its net assets, measured at the time of purchase, in illiquid securities.

Effective June 1, 1999, the section of the Company's SAI entitled "Other Policies Relevant To The Funds - Portfolio Securities Loans" is amended to (1) delete the first sentence of the section and (2) substitute the following in its place:

      The Company, on behalf of each of the Funds, may lend limited amounts of its portfolio securities (not to exceed 33 1/3% of its total assets) to broker-dealers or other institutional investors.

Effective June 1, 1999, the section of the Company's SAI entitled "Investment Restrictions And Strategies" is amended to (1) delete the section in its entirety, and (2) substitute the following section in its place:

      INVESTMENT RESTRICTIONS AND STRATEGIES

      The Funds operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

      The following restrictions are fundamental and may not be changed with respect to a Fund without prior approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund, unless otherwise indicated, may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5. issue senior securities, except as permitted under the Investment Company Act of 1940;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

      In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

      In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

      Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.




Effective June 1, 1999, the section of the Funds' SAI entitled "Management of the Funds - The Investment Adviser" is amended to (1) delete the first, second and third paragraphs and (2) substitute the following in their place:

      INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is the Company's investment adviser. INVESCO was founded in 1932 and serves as investment adviser to:

      INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.)
      INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO
      Flexible Funds, Inc.)
      INVESCO Emerging Opportunity Funds, Inc.
      INVESCO Growth Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.) INVESCO Specialty Funds, Inc.
      INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.)
      INVESCO Tax-Free Income Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Value Trust
      INVESCO Variable Investment Funds, Inc.

      As of December 31, 1998, INVESCO managed 14 mutual funds having combined assets of $21.2 billion, consisting of 51 separate portfolios, on behalf of more than 900,000 shareholders.

      Prior to June 1, 1999, INVESCO Capital Management, Inc. ("ICM") was investment adviser to the Funds.

      INVESCO and ICM are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $275 billion in assets under management on December 31, 1998.

Effective June 1, 1999, the section of the Funds' SAI entitled "Management of the Funds - The Investment Advisory Agreement" is amended to (1) delete the first paragraph and (2) substitute the following in its place:

      INVESCO serves as investment adviser to the Funds under an investment advisory agreement dated June 1, 1999 (the "Agreement") with the Company which was approved by the board of directors for a term expiring June 1, 2001. The board vote was cast in person, at a meeting called for this purpose, by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO ("Independent Directors"). Shareholders of each Fund approved the Agreement on May 20, 1999.

Effective June 1, 1999, the section of the Funds' SAI entitled "Management of the Funds - The Investment Advisory Agreement" is amended to (1) delete the first and second sentences of the third paragraph and (2) substitute the following in their place:

      The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with each Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-adviser, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

Effective June 1, 1999, the section of the Funds' SAI entitled "Management of the Funds - The Investment Advisory Agreement" is amended to (1) delete the first sentence of the fourth paragraph and (2) substitute the following in their place:

      INVESCO also performs all of the following services for the Funds:

Effective June 1, 1999, the section of the Funds' SAI entitled "Management of the Funds - The Investment Advisory Agreement" is amended to (1) delete the fifth paragraph in its entirety and (2) substitute the following in its place:

      Expenses not assumed by INVESCO (or ICM prior to June 1, 1999) are borne by the Funds. As compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the average rate of 0.25% of each Fund's average net assets.

Effective May 13, 1999, the section of the Funds' SAI entitled "Management of the Funds - Administrative Services Agreement" is amended to (1) delete the first sentence of the third paragraph and (2) substitute the following in its place:

      The Administrative Services Agreement provides that each Fund pay INVESCO an annual fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly, by each Fund, at an annual rate of 0.015 % per year of the average net assets of each Fund prior to May 13, 1999 and 0.045% per year of the average net assets of each Fund effective May 13, 1999.

The date of this Supplement is June 1, 1999.